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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 29, 2005, PRG-Schultz International, Inc. (the "Company") announced that the Centers for Medicare & Medicaid Services (CMS), the federal agency that administers the Medicare Program, had awarded the Company a three-year contract to provide recovery audit services for the State of California's Medicare spending. CMS signed the contract on March 28, 2005.

     To fully address the range of payment recovery opportunities, the Company has sub-contracted with Concentra Preferred Systems (the "Subcontractor"), the nation's largest provider of specialized cost containment services for the healthcare industry, which will add its clinical experience to the Company's expertise in recovery audit services. The contract was awarded as part of a pilot program by CMS to identify underpayments or overpayments and recover overpayments under the Medicare Program through the use of recovery auditing. CMS is using this pilot program to evaluate the use of recovery audit services.

     The period of performance for the contract runs from March 2005 through March 2008. All payments made under the contract will be paid on a contingency basis. The contingency fees are to be paid once the Company and/or Subcontractor collects the Medicare overpayments on behalf of CMS. The Company and/or Subcontractor will not receive any payments for identification of the underpayments or overpayments. The Company will receive specified percentages of the amounts that are collected on behalf of CMS, depending on the nature of the recovery efforts undertaken and the parties involved, less any amounts due to the Subcontractor. CMS may terminate the contract in whole or, from time to time, in part, if CMS determines that a termination is in CMS's interest or the Company defaults in performing the contract and fails to cure the default within 10 days (unless extended by CMS) after receiving a notice specifying the default. "Default" includes failure to make progress in the work so as to endanger performance.

     Except as disclosed herein, there are no material relationships between the Company and its affiliates and CMS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         N/A

     (b) Pro Forma Financial Information.

         N/A

     (c) Exhibits.

         Exhibit Number       Description

         99.1                 Press Release dated March 29, 2005




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRG-SCHULTZ INTERNATIONAL, INC.



Date:  April 1, 2005                  By:  /s/ C. McKellar, Jr.
                                           -------------------------
                                           Clinton McKellar, Jr.
                                           General Counsel and Secretary




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


                                  EXHIBIT INDEX



Exhibit Number         Description

99.1                   Press Release dated March 29, 2005




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